AMENDED AND RESTATED MASTER AGREEMENT

                                     BETWEEN

                MATSUSHITA-KOTOBUKI ELECTRONICS INDUSTRIES, LTD.,

                                       AND

                               QUANTUM CORPORATION






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                                                 TABLE OF CONTENTS
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                                                                                                                      Page
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1. ROLES...............................................................................................................2
   1.1. Quantum........................................................................................................2
   1.2. MKE............................................................................................................2
   1.3. Cooperative Roles..............................................................................................2
   1.4. Regular Meetings...............................................................................................2
2. DEFINITIONS.........................................................................................................2
   2.1. "Components"...................................................................................................2
   2.2. "Confidential Information".....................................................................................2
   2.3. "Development Costs"............................................................................................2
   2.4. "Exclusive"....................................................................................................2
   2.5. "Manufacturing Costs"..........................................................................................2
   2.6. "MEI"..........................................................................................................3
   2.7. "Products".....................................................................................................3
   2.8. "Quantum"......................................................................................................3
   2.9. "Technical Information"........................................................................................3
3. MARKETING RIGHTS....................................................................................................3
   3.1. Quantum Rights.................................................................................................3
   3.2. Marketing Decisions............................................................................................4
   3.3. Product Components.............................................................................................4
   3.4. MKE Cooperation................................................................................................4
4. MANUFACTURING RIGHTS................................................................................................4
   4.1. MKE Rights.....................................................................................................4
   4.2. Manufacturing Decisions........................................................................................4
   4.3. Quantum Manufacturing..........................................................................................4
   4.4. Third Party Manufacturing......................................................................................5
   4.5. Non-Competitive Products.......................................................................................5
5. DEVELOPMENT AND MANUFACTURING COSTS.................................................................................6
   5.1. Development Costs..............................................................................................6
   5.2. Manufacturing Costs............................................................................................6
   5.3. Technology Exchange Costs......................................................................................6
   5.4. Component Development Costs....................................................................................6
6. EXCLUDED PRODUCTS; PRODUCT DEVELOPMENT..............................................................................6
   6.1. Excluded Products..............................................................................................6
   6.2. Development....................................................................................................6
   6.3. Development of New HDD Technology and Products.................................................................7
   6.4. Product Changes................................................................................................7
7. COMPONENTS..........................................................................................................8
   7.1. Component Integration..........................................................................................8
   7.2. Component Purchases............................................................................................8
8. TECHNICAL COOPERATION...............................................................................................8
9. PROPRIETARY RIGHTS..................................................................................................8
   9.1. Right To Use...................................................................................................8

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                                                 TABLE OF CONTENTS

                                                                                                                      Page

   9.2. Product Designs and Manufacturing Processes....................................................................8
   9.3. Patents........................................................................................................9
   9.4. Patent Protection..............................................................................................9
   9.5. Patent Rights..................................................................................................9
   9.6. Trademarks.....................................................................................................9
   9.7. Patent Contributions...........................................................................................9
10. CONFIDENTIALITY....................................................................................................9
   10.1. Confidentiality...............................................................................................9
   10.2. Restrictions..................................................................................................9
11. PATENT INDEMNIFICATION............................................................................................10
12. PURCHASE AGREEMENT................................................................................................12
   12.1. Purpose......................................................................................................12
13. TERM AND TERMINATION..............................................................................................12
   13.1. Term.........................................................................................................12
   13.2. Interim Review Prior to Scheduled Termination................................................................12
   13.3. Termination..................................................................................................12
   13.4. Rights Upon Termination......................................................................................13
14. ARBITRATION.......................................................................................................13
15. GOVERNMENTAL CONSENTS.............................................................................................14
   15.1. U.S. Requirements............................................................................................14
   15.2. Japan Requirements...........................................................................................14
   15.3. Visas........................................................................................................14
   15.4. Compliance with Laws.........................................................................................14
16. MISCELLANEOUS.....................................................................................................14
   16.1. Nonassignability.............................................................................................14
   16.2. Failure to Enforce...........................................................................................15
   16.3. Governing Law................................................................................................15
   16.4. Severability.................................................................................................15
   16.5. Notices......................................................................................................15
   16.6. Entire Agreement.............................................................................................16
   16.7. Force Majeure................................................................................................16
   16.8. Limitation of Liability......................................................................................16
   16.9. MEI..........................................................................................................16
   16.10. Binding.....................................................................................................16
   16.11. Agency......................................................................................................17
   16.12. Headings....................................................................................................17
   16.13. Changes in Control..........................................................................................17
   16.14. Bankruptcy Code.............................................................................................17

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                  AMENDED AND RESTATED MASTER AGREEMENT BETWEEN
                MATSUSHITA-KOTOBUKI ELECTRONICS INDUSTRIES, LTD.,
                             AND QUANTUM CORPORATION

THIS AMENDED AND RESTATED MASTER AGREEMENT is made by and among MATSUSHITA-KOTOBUKI ELECTRONICS INDUSTRIES, LTD., a Japanese corporation, its subsidiaries, IRELAND KOTOBUKI ELECTRONICS INDUSTRIES, LTD. , an Irish corporation, and KOTOBUKI ELECTRONICS INDUSTRIES (S) PTE. LTD., a Singapore corporation (collectively, "MKE") and QUANTUM CORPORATION, a Delaware corporation, and its subsidiary QUANTUM PERIPHERALS (EUROPE) SA, a Swiss corporation (hereinafter collectively "Quantum"). This Agreement is entered into as of the 30th day of April, 1997 (the "Effective Date").

                                    RECITALS:

WHEREAS, Quantum is a leader in designing, developing and marketing hard disk drive products, and computer memory storage products for worldwide business and consumer markets and MKE is a leader in manufacturing hard disk drive products;

WHEREAS, Quantum and MKE have been partners in a manufacturing and marketing relationship since 1985 pursuant to which MKE has manufactured, and Quantum has marketed, hard disk drive products which Quantum has designed and developed;

WHEREAS, Quantum and MKE entered into an agreement on December 31, 1992 setting forth the terms of such manufacturing and marketing relationship;

WHEREAS, Quantum and MKE are desirous of continuing their long-term business relationship and wish to continue such relationship as herein provided;

WHEREAS, Quantum has the exclusive right to market all hard disk drive products manufactured or to be manufactured by MKE, excluding only hard disk drives developed by MKE and/or MEI which do not utilize Technical Information and/or Confidential Information of Quantum;

WHEREAS, MKE has the exclusive right to manufacture all such hard disk drive products for Quantum;

WHEREAS, each of Quantum and MKE is willing to grant such exclusive rights and MKE is willing to manufacture such products; and

WHEREAS, as a result of the expanded scope of their manufacturing and marketing relationship, Quantum and MKE now desire that the terms of the agreement between the parties dated as of December 31, 1992, as amended September 1, 1994, and January 26, 1996 (the "Master Agreement"), be amended and restated in their entirety as set forth herein;

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                                   AGREEMENT:

NOW, THEREFORE, in consideration of the mutual covenants and promises in this Agreement, the parties agree as follows:

1.       ROLES.

     1.1. Quantum. Subject to the terms and conditions of this Agreement, Quantum shall have the responsibility for product development and design of the Products (as hereinafter defined) and completion of the prototype thereof. Except as expressly set forth herein, Quantum shall have the Exclusive, worldwide right to market, offer to sell and sell the Products.

     1.2. MKE. Subject to the terms and conditions of this Agreement, MKE shall have the Exclusive, worldwide right and responsibility to manufacture the Products designed by Quantum and to be purchased by Quantum under the terms and conditions hereof. MKE shall be responsible for the purchase and ownership of such facilities and capital equipment as MKE may determine to be necessary for Product manufacture.

     1.3. Cooperative Roles. The parties have worked together over time regarding the manufacture of the Products and have established a successful working relationship for discussing and implementing operational details of the development, manufacture and supply of Products. The parties intend to continue this successful operational relationship. MKE and Quantum intend that sound cooperation will result from the contributions of each party and this division of responsibilities. Both parties understand, however, that full cooperation is necessary to fully develop this business and achieve the potential opportunities in this new market.

     1.4. Regular Meetings. MKE and Quantum shall hold regular meetings, but not less than once each calendar quarter, at a location alternating between Japan and California, to discuss and confer on issues relating to the joint interest of the parties in developing, manufacturing and marketing the Products. The matters to be discussed at such meetings shall include, without limitation, new product development, manufacturing process development, marketing strategy, financial matters and technology strategy.

2.       DEFINITIONS.

The following terms, as used in this Agreement, shall have the meanings referenced below:

     2.1. "Components" shall mean parts and components specially designed by Quantum or MKE which are included in a Product, including heads, disks and motors.

     2.2. "Confidential Information" shall have the meaning set forth in Section 10.1.

     2.3. "Development Costs" shall mean all expenditures associated with Product development until the completion of the drawings defining the requirements and design of the Products, including testing and completion of prototypes, up to the stage that such Products can be put into pre-production by MKE in Japan.

     2.4. "Exclusive" shall mean sole rights excluding all other parties.

     2.5. "Manufacturing Costs" shall mean all costs of the design development and construction of the manufacturing hardware for the Products, including tooling design and equipment acquisition.

     2.6.  "MEI"  shall  mean  Matsushita   Electric  Industrial  Co.,  Ltd.,  a
corporation organized under the laws of Japan, having its principal place of business at 1006, Kadoma, Osaka 571 Japan.

     2.7.  "Products"     [CONFIDENTIAL TREATMENT REQUESTED]

     2.8.   "Quantum"   shall  also  include  any   subsidiary  of  Quantum  not
specifically referenced above.

     2.9. "Technical Information" shall mean all non-public information and know-how which is proprietary to Quantum or MKE, as the case may be, directly related to the development and manufacturing of any Products, including all inventions, processes and discoveries known, actively used, or hereafter developed by either party with respect thereto during the term of this Agreement. Technical Information shall be mutually exchanged between the parties solely for the purpose of contributing to, or assisting with, the design, manufacturing, marketing, testing and service of the Products, provided that either party has the right to transfer such information without the consent of or payment of royalties to a third party, and further provided that such Technical Information as will be transferred by MKE to Quantum may not be used for Quantum's manufacturing of any product, including the Products, without MKE's prior written consent. Notwithstanding anything to the contrary contained herein, no exchange of Technical Information shall be deemed to transfer, license or otherwise assign from one party to the other party any proprietary rights any party hereto may have in the Technical Information.

3.       MARKETING RIGHTS.

     3.1. Quantum Rights. Subject to the terms and conditions of this Agreement, Quantum shall have the Exclusive worldwide rights to market, distribute and sell Products during the term of this Agreement. Quantum agrees to use its best efforts to market and sell Products subject to the terms and conditions of this Agreement.

                       [CONFIDENTIAL TREATMENT REQUESTED]

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                       [CONFIDENTIAL TREATMENT REQUESTED]

     3.2. Marketing Decisions. Except as expressly set forth in Section 3.1 ("Quantum Rights") above, Quantum will have complete responsibility and authority for all decisions regarding the marketing and sale of the Products. Quantum will evaluate and determine the distribution methods, the organization to be established, the customers to whom the Products will be sold and the strategy to be utilized. Quantum shall further be responsible for planning and reviewing marketing opportunities. Quantum is responsible for all costs incurred in the sale and marketing of the Products. Quantum agrees that all Products will be manufactured by and purchased from MKE, except as otherwise provided in this Agreement.

     3.3. Product Components. During the term of this Agreement, the parties contemplate that a number of the Components, which are integral parts of the Products, will be developed. MKE anticipates that certain Components will be useful in other products and that sales opportunities will develop for such Components. If MKE desires to market any such Component to the mutual benefit of both parties, the parties agree to enter into good faith discussions to reach agreement on MKE's marketing rights, although neither party shall be obligated to enter into any such agreement. Nothing herein shall limit MKE's ability to manufacture and market parts and components for MKE Customers or third parties which do not utilize Quantum Technical Information.

     3.4. MKE Cooperation. With the prior approval of MKE, MKE shall permit the customers of Quantum to tour and evaluate MKE's manufacturing facilities for the Products.

4.       MANUFACTURING RIGHTS.

     4.1. MKE Rights. Subject to the terms and conditions of this Agreement, Quantum hereby grants MKE the Exclusive worldwide rights to manufacture any and all Products during the term of this Agreement. MKE shall not have the right to grant rights to manufacture or have manufactured the Products without Quantum's written consent.

     4.2. Manufacturing Decisions. MKE will have complete responsibility and authority for the development of manufacturing processes, acquisition of production equipment and the construction of facilities. [CONFIDENTIAL TREATMENT REQUESTED] Except as expressly set forth in Section 3.1 ("Quantum Rights") above, all Products manufactured by MKE will be sold to and marketed by Quantum.

     4.3. Quantum Manufacturing. The parties understand that the assurance of continued production of quality and low-cost Products is critical to Quantum's business and that Quantum is relying on MKE as the sole source of the Products. [CONFIDENTIAL TREATMENT REQUESTED]

                       [CONFIDENTIAL TREATMENT REQUESTED]

     4.4. [CONFIDENTIAL TREATMENT REQUESTED]

     4.5. Non-Competitive Products. On a case-by-case basis, the parties will negotiate in good faith the rights and consideration to use each other's Technical Information and/or other intellectual property for non-competitive products or to work together to produce such non-competitive products. For purposes hereof, "non-competitive products" are products that would not compete with then-existing or contemplated Products as mutually agreed upon by the Parties.

5.       DEVELOPMENT AND MANUFACTURING COSTS.

     5.1. Development Costs.

          a. [CONFIDENTIAL TREATMENT REQUESTED]

          b. [CONFIDENTIAL TREATMENT REQUESTED]

     5.2. Manufacturing Costs.

          a. [CONFIDENTIAL TREATMENT REQUESTED]

          b. [CONFIDENTIAL TREATMENT REQUESTED]

     5.3. Technology Exchange Costs. MKE and Quantum will be exchanging engineering personnel as part of the initial and ongoing technology exchange under Section 8 ("Technical Cooperation"). [CONFIDENTIAL TREATMENT REQUESTED]

     5.4. Component Development Costs. The parties expect that further cost reductions will be achieved in the Products after they are developed by further development of Components through vertical integration techniques. [CONFIDENTIAL TREATMENT REQUESTED]

6.       EXCLUDED PRODUCTS; PRODUCT DEVELOPMENT.

     6.1. Excluded Products. MKE shall be free to pursue the development, manufacture and sale of any products, including but not limited to components and parts, not utilizing the Technical Information of Quantum as is confidential pursuant to the provisions of Section 10 ("Confidentiality") hereof.

     6.2. Development. For each Product proposed by Quantum and determined to be economically attractive for production under this Agreement, [CONFIDENTIAL TREATMENT REQUESTED] MKE and Quantum will work together in selecting and locating low-cost component sources on a worldwide basis. The Product design and key component design will be transferred by Quantum for MKE to develop the processes and tooling to manufacture the Product. The parties recognize that the development process necessary to insure that the developed Product will be complementary with MKE's manufacturing processes, while requiring the assistance of MKE, shall be the sole responsibility of Quantum.

     6.3.  Development of New HDD Technology and Products.

          a.  [CONFIDENTIAL TREATMENT REQUESTED]

          b.  [CONFIDENTIAL TREATMENT REQUESTED]

          c. In accordance with Section 9 ("Proprietary Rights") of this Agreement, MKE shall own all rights to any new manufacturing process technology developed under this Section 6.3. In accordance with Section 9 of this Agreement, Quantum shall own all rights to any new Product design technology developed by employees, agents and consultants of MKE under this Section 6.3; provided, however, that such ownership shall not impair MKE's rights to use such technology as provided in paragraph (b) of this Section 6.3.

     6.4. Product Changes. Quantum shall have the right to control changes to the Products provided that any changes that would materially alter the manufacturing process or cost shall require MKE's prior written consent, such consent not to be unreasonably withheld or delayed. If MKE believes that design changes to the Products are beneficial, the proposed change shall be submitted to Quantum for approval, such approval not to be unreasonably withheld. MKE understands that after the Products are introduced into the marketplace by Quantum that subsequent changes may affect the design of the system into which an OEM incorporated such Product. MKE agrees to notify Quantum of any changes in the manufacturing process employed by MKE that may affect form, fit, function, or reliability of the Product. Enhancements and modifications to the Product design may be submitted from time to time by Quantum and MKE agrees to cooperate in promptly incorporating such revised design in the manufacturing process subject to the sufficient time allowance and the changes in the price of the Products to be paid by Quantum to MKE.

7.       COMPONENTS.

     7.1. Component Integration. After product designs are submitted to MKE, the key Components of the design will be integrated by MKE for cost-effective manufacturing to the extent the parties mutually agree. As part of the integration and cost reduction of the manufacturing process, Components may be jointly redesigned or additional Components may be developed.

     7.2. Component Purchases. MKE will negotiate with various suppliers to establish sources of supply for the Components needed to manufacture the Products. Should MKE desire to change or add vendors of Components for particular components following initial selection for a particular Product, MKE shall notify Quantum thereof and shall obtain Quantum's prior written approval for any change or addition of vendors for key components.

8.       TECHNICAL COOPERATION.

     The Technical Information exchange will be an ongoing process during the term of the Agreement. Each party shall have full access to the other's facilities and production processes for the Products and full cooperation will be provided by all parties. The parties recognize, however, that it is intended that information transfer shall be efficiently accomplished and not impede the business of any party. Quantum agrees to make available to MKE design information (including Technical Information) relating to a Product, as it is developed by Quantum, and to compile the product documentation to facilitate transfer. Quantum agrees to use reasonable commercial efforts to assist and provide technical support as reasonably necessary to enable MKE to manufacture the Products. MKE agrees to retain and create documentation for its manufacturing processes for the Products to the extent that is possible and practical. Quantum recognizes that it may be expensive and impractical for MKE to assemble complete information relating to MKE's manufacturing processes for the Products. Quantum shall have full access to all information relating to MKE's manufacturing processes for the Products upon reasonable request, provided that Quantum may not use the Technical Information of MKE included in such information for any purpose except as expressly provided in this Agreement. Both parties recognize that continued access to the Technical Information of the other party pursuant to this Agreement is necessary for broad business planning, which includes implementing product designs and changes and assisting the other party in overcoming problems.

9.       PROPRIETARY RIGHTS.

     9.1. Right To Use. Subject to the terms and conditions of this Agreement, Quantum hereby grants to MKE a worldwide, [CONFIDENTIAL TREATMENT REQUESTED], nonexclusive and [CONFIDENTIAL TREATMENT REQUESTED] license to use any manufacturing processes, techniques, Technical Information and know-how of Quantum used in the production of the Products, including any modifications, alterations or revisions thereof for manufacture of any Product.

     9.2. Product Designs and Manufacturing Processes. MKE agrees that all rights to the Products and Product designs, including modifications and enhancements, shall remain proprietary to Quantum or the third party from which it has been licensed, regardless of the contributions of the parties. Quantum agrees that all rights to manufacturing processes, techniques, Technical Information and know-how used in the production for the Products, including any modifications, alterations or revisions thereof regardless of contribution of the parties but excluding any test software programs supplied by Quantum to MKE without charge, shall remain proprietary to MKE or the third party from which it has been licensed, and that such MKE technology may be used by MKE

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

for other purposes. Neither party shall have the right to transfer any Technical Information of the other party obtained hereunder to a third party without the prior written consent of the disclosing party.

     9.3. Patents. The parties recognize that during the term of this Agreement, inventions and patentable technology may be developed by Quantum and MKE within the scope of this Agreement. If an invention or patentable technology relates to Products or Product designs, Quantum shall have sole ownership and MKE agrees to assign to Quantum any rights it may have to such invention. If an invention or patentable technology relates to manufacturing techniques or processes, MKE shall have sole ownership and Quantum agrees to assign to MKE any rights it may have to such invention.

     9.4. Patent Protection. The parties agree to develop and diligently pursue a strategy for protecting the proprietary rights developed under this Agreement against infringement by third parties, which shall include filing patent applications in countries which the parties mutually agree. The cost of obtaining all Product patents will be borne by Quantum and the cost of obtaining all manufacturing and process patents will be borne by MKE. Each party shall provide assistance to the other, as requested, without charge.

     9.5. Patent Rights. If MKE desires to utilize the technology covered by a Product patent owned by Quantum for the development of a product outside the scope of this Agreement, Quantum and MKE agree to in good faith discuss the grant of rights to MKE.

     9.6. Trademarks. Except as set forth in the Purchase Agreement, each party shall have the right during the term of this Agreement to use trademarks and tradenames of its own selection and neither party shall have any rights to use the trademarks of the other without the other's written consent.

     9.7. Patent Contributions. The parties acknowledge that when one party makes a significant contribution of demonstrated substantial commercial value to the operations of the other party pursuant to this Section 9, they will enter into good faith discussions to determine whether the contributing party should receive compensation for such contribution. It is expressly understood that there is no obligation to provide any compensation to any party and the determination of any compensation, if any, shall be in the sole discretion of the party who may wish to pay such compensation.

10.      CONFIDENTIALITY.

     10.1. Confidentiality. All parties acknowledge that, in the course of performing their respective obligations, they will be receiving information which is confidential and proprietary to the disclosing party and which the disclosing party wishes to protect from public disclosure. "Confidential Information" means any information which has been or will be disclosed between the parties relating to the Technical Information and to their respective businesses, customers, products, marketing plans, financial status and the like. The parties agree that regardless of the date of termination of this Agreement, each will keep confidential any "Confidential Information" of the other party for a period commencing upon receipt thereof until three (3) years following the date of such termination and any extension hereof.

     10.2. Restrictions. Each party (i) agrees to use Confidential Information only for the purposes described in this Agreement, and not to disclose Confidential Information given to it by the other party to any person, real or legal, except as authorized in this Agreement; (ii) shall require a

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


third party to whom disclosure of Confidential Information is authorized to sign a confidentiality agreement in form mutually acceptable to the parties; (iii) shall exercise the same degree of care to safeguard the confidentiality of such Confidential Information as it would exercise in protecting the confidentiality of similar property of its own; and (iv) agrees to use its diligent efforts to prevent inadvertent or unauthorized disclosure, publication or dissemination of any Confidential Information. The obligations to avoid publication or dissemination of Confidential Information will not apply to any information which a party can show:

          a. is already in the possession of such party;

          b. is or becomes publicly available without breach of this Agreement by such party or through ordinary marketing or sale of the Products;

          c. is rightfully received by such party from a third party not known (whether at the time of receipt or dissemination of such information) to be under an obligation of confidence to the other party with respect thereto;

          d. is released for disclosure by the other party with its written consent;

          e. is disclosed pursuant to the requirement of a governmental agency or operation of law, provided that such party is obligated to use its best efforts to prevent disclosure or seek confidential treatment as requested by a party under such circumstances; or

          f. is independently developed by such party.

11.      PATENT INDEMNIFICATION.

     Quantum will defend any action brought against MKE based on a claim that a Product manufactured by MKE and any software/firmware and Product interface supplied by Quantum infringes any trade secret, copyright, patent or any other intellectual property rights. Quantum will indemnify and hold MKE harmless and Quantum agrees to defend any action brought against MKE and hold MKE harmless from any and all damages, liabilities, costs and expenses, including reasonable attorneys' fees and cost of investigation, arising as a result of infringement or a claim of infringement covered by this Section. If promptly notified in writing of any action or suit or threats thereof brought against MKE based on a claim that the Product supplied hereunder, including any software/firmware and Product interface supplied by Quantum, infringes any patent, trade secret, copyright, or any other intellectual property rights, Quantum shall defend such action or suit at its own expense, by reputable counsel selected by Quantum and reasonably acceptable to MKE and shall pay any and all fees, costs and damages that may be awarded in such action or in settlement thereof. MKE shall provide Quantum information and assistance reasonably required to defend and/or settle such action or suit or threats thereof. Settlement shall be at the option of Quantum; provided that no settlement shall require MKE to take or refrain from taking any action or give or accept any property or forgive or forbear any right of action; and provided further that Quantum shall not effect any settlement that does not provide for the full and unconditional release of all applicable claims against MKE without MKE's prior written consent. In the event that a charge of infringement of a patent, trade secret or copyright is made or a final injunction is obtained against MKE prohibiting the supply of the Products to Quantum hereunder or any part thereof, by reason of such infringement, Quantum shall have the right, after consulting with MKE and upon written notice to MKE, to either (A) at its expense, procure for MKE the right to continue supplying the Product or replace or modify the Product, or (B) modify the Product so that it is non-infringing so long as such modification does not affect the Product's functioning, or (C) direct MKE to dispose of MKE's inventory of such Product at Quantum's expense. In case of (B) above, Quantum shall be liable to MKE for, and MKE shall be entitled to recover from Quantum, all of the following costs and expenses in the event of any such change of the Product design:

          a. MKE's inventory of certain components and/or parts useful only in the Product before such change of the Product design;

          b. Working and processing costs and expenses actually incurred by MKE prior to notice of such change of the Product design for the finished and/or unfinished Product;

          c. Working and processing costs and expenses actually incurred for disassembling the finished and/or unfinished Product in MKE's inventory at the time of notice of such change of the Product design, if and to the extent such disassembling is required to mitigate the costs and expenses due to such change of the Product design.

     In case of (C) above, this Agreement shall be terminated with respect to the affected Product. If any Product is so disposed of by MKE in line with Quantum's discretion, MKE shall not be liable for the result thereof and Quantum shall pay to MKE the original purchase price for such Product in addition to the expense incurred by MKE in such disposal of the Products.

     Notwithstanding anything in this Section 11 to the contrary, Quantum shall have no liability for any claim of patent, trade secret, or copyright infringement, if the alleged infringement arises from (A) changes and modifications to the Products by MKE other than those provided in the Purchase Agreement; or (B) the manufacturing process by which the Product is manufactured unless the product design provided by Quantum requires the manufacturing process or the manufacturing process which is the subject of such claim is originated with Quantum and has been performed by MKE in compliance with Quantum engineering drawings.

     MKE shall defend such action or suit at its expense, by reputable counsel selected by MKE and reasonably acceptable to Quantum and shall pay any and all fees, costs or damages that may be awarded in such action or in settlement thereof, provided Quantum gives MKE full information and assistance to defend and/or settle such action or suit or threats thereof. Settlement shall be at the option of MKE. In the event that a charge of infringement of a patent, trade secret or copyright is made or a final injunction is obtained against Quantum prohibiting usage of the Product purchased hereunder or any part thereof, by reason of such infringement, MKE shall have the right, upon written notice to Quantum, to either (A) at its expense, procure for Quantum the right to continue using the Product or replace or modify the Product, or (B) modify the manufacturing process for the Product so that it is non-infringing so long as such modification does not affect the Product's functioning, or (C) direct Quantum to return such Product to MKE at MKE's expense. In case of (C) above this Agreement shall be terminated with respect to the affected Product. If any Product is so returned to MKE, MKE shall not be liable for the result thereof except that if MKE has been paid for the products by Quantum, MKE shall pay to Quantum the original purchase price for such Product which does not contain any part originated with Quantum's request and involving possible infringement upon the patent, trade secret or copyright in question.

12.      PURCHASE AGREEMENT.

     12.1. Purpose. This Agreement is intended to set forth the general framework of the relationship of the parties, including the roles and rights of each party. The specific terms of the business relationship between MKE and Quantum relating to the manufacture, purchase and sale of the Products are set forth in a separate Amended and Restated Purchase Agreement entered into by and between the parties hereto of even date herewith, including any amendments thereof.

13.      TERM AND TERMINATION.

     13.1. Term. This Agreement shall be effective on the first date set forth above and shall continue until December 31, 2007, unless earlier terminated pursuant to this Section 13. Upon its scheduled expiration this Agreement shall be renewed automatically for one additional term of five (5) years; provided, however, that either party may elect not to renew this Agreement by giving no less than sixty (60) days written notice to the other party prior to the expiration date of its intention not to renew this Agreement. The date upon which the Agreement expires in accordance with the provisions set forth in this
Section 13.1 or in accordance with the provisions of Section 13.2 ("Interim Review Prior to Scheduled Termination") shall be referred to as the "Expiration Date."

     13.2. Interim Review Prior to Scheduled Termination. At any time after December 31, 2002, either party may request a review of and propose changes to this Agreement (the "Request"). The parties shall promptly commence such review and negotiate in good faith with respect to the proposed changes. If agreement with respect to such changes is not reached within twelve (12) months from the date of the Request, either party may upon written notice to the other party, delivered within thirty (30) days after the end of such twelve (12) month review period, terminate this Agreement [CONFIDENTIAL TREATMENT REQUESTED].

     13.3. Termination. This Agreement may be terminated prior to its expiration for the reasons described below in paragraph (a) (an "Event of Default"), paragraph (b) (an "Event of Bankruptcy") or paragraph (c) (a "Change of Control"). Termination shall become effective following an Event of Default or a Change of Control only after the party seeking to terminate has complied with the notice requirements and/or time periods set forth in paragraph (a) below or
Section 16.13, respectively. Termination may occur following an Event of Bankruptcy upon notice from the party entitled to terminate to the other party. In all cases, the date of notice of termination of this Agreement (i.e., after the expiration of any required time periods) shall be referred to as the "Termination Notice Date." [CONFIDENTIAL TREATMENT REQUESTED].

          a. The material default by one party on a material obligation of such party under this Agreement or the Purchase Agreement shall entitle the party not in default to give the party in default written notice describing such default and requiring the party in default to remedy such default. If such default is not fully remedied within sixty (60) days after the date of such notice, the party not in default shall be entitled to terminate this Agreement immediately.

          b. Either party may terminate this Agreement at any time upon or after the filing of an order for relief in respect of any petition against the other party filed under Title 11 of the United States Code, or the entry of a decree or order by a court having competent jurisdiction in respect of any petition filed or action taken against the other party looking to reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any other present or future federal or state statute, law or regulation, resulting in the appointment of a receiver, liquidator, custodian, assignor, trustee, sequestrator or other similar official of the other party or of any substantial part of its property, or resulting in the winding-up or liquidation of its affairs, in the case of any involuntary filing or petition, and the continuation of any decree or order is unstayed and in effect for a period of sixty (60) consecutive days; or at any time upon or after the filing of a petition for relief under Title 11 of the United States Code by the other party or the consent, acquiescence or taking of any action by the other party in support of a petition filed by or against it looking to reorganization arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any other present or future federal or state statute, law or regulation, or the appointment, with the consent of the other party, of any receiver, liquidator, custodian, assignor, trustee, sequestrator or other similar official of the other party or of any substantial part of its property, or the making by it of an assignment for the general benefit of all creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the other party in furtherance of any such action.

          c. Either party may terminate this Agreement upon the occurrence of a change in control of the other party in accordance with Section 16.13 ("Changes in Control").

     13.4.    Rights Upon Termination.

          a. In the event of any termination of this Agreement under Article 13, Articles 2, 10, 11, 14, 15 and 16, and Sections 9.1, 9.2, 9.3 and 13.4 shall survive. Any termination of this Agreement shall only be effective upon completion of the wind down phase described in the Purchase Agreement.

          b. In addition, in the event of any valid termination of this Agreement by MKE under Section 13.3 ("Termination") due to a material breach by Quantum, MKE shall be entitled to such remedies as may be awarded in arbitration pursuant to Section 14 ("Arbitration").

          c. In addition, in the event of any valid termination of this Agreement by Quantum under Section 13.3 due to a material breach by MKE, Quantum shall be entitled to such rights as set forth in Section 4.3 ("Quantum Manufacturing") and such other remedies as may be awarded by arbitration pursuant to Section 14 ("Arbitration").

          d. This Section sets forth the sole remedy of a party in the event of a material breach of this Agreement by the other party.

          e. Following termination or expiration of the Agreement, amounts due and owing prior to termination or expiration of this Agreement shall still be due and payable to the party owed such payment in accordance with the terms and conditions of this Agreement.

     14.      ARBITRATION.

     This Agreement shall be governed in all respects by the laws of the United States of America and by the laws of the State of California, excluding its conflict of law provisions. This Agreement is prepared and executed in the English language only and any translation of this Agreement into any other language shall have no effect. All disputes, controversy or claim arising out of or relating to this Agreement, or the breach, termination, or invalidity thereof, shall be settled by arbitration in Geneva, Switzerland, in accordance with the United Nations Commission on International Trade Law (UNCITRAL) Arbitration Rules. The language of the arbitration shall be English. The award rendered by the arbitrator shall include costs of the arbitration, reasonable attorneys' fees and reasonable costs for experts and other witnesses. Judgment on the award may be entered in any court having jurisdiction.

The parties agree that the arbitrator shall have the authority to issue interim orders for provisional relief, including, but not limited to, orders for injunctive relief, attachment or other provisional remedy, as necessary to protect either party's name, proprietary information, trade secrets, know-how or any other proprietary right. The parties agree that any interim order of the arbitrator for any injunctive or other preliminary relief shall be enforceable in any court of competent jurisdiction. In addition, either party shall be free to seek provisional relief from any court of competent jurisdiction, in order to protect that party's name or proprietary rights, prior to or after the arbitration procedure set forth in this Section.

     Anything in this Agreement to the contrary notwithstanding, in no event shall the failure to agree upon the prices of the Products and the minimum quantities be subject to arbitration.

15.      GOVERNMENTAL CONSENTS.

     15.1. U.S. Requirements. MKE recognizes that the transfer of technology from Quantum is subject to compliance with United States export laws. Quantum agrees to use its best efforts to promptly obtain necessary consents for the export of technology under this Agreement.

     15.2.  Japan   Requirements.   Quantum  recognizes  that  approval  of  the
government of Japan may be required prior to this Agreement becoming effective. MKE agrees to use its best efforts to promptly obtain such necessary approval.

     15.3. Visas. During the term of this Agreement, both parties agree to assist the other to obtain visas necessary to permit the exchange of personnel.

     15.4. Compliance with Laws. All parties agree during the term of this Agreement to comply with all applicable laws of any country or government authority including, but not limited to Foreign Exchange and Foreign Trade Control Act and Export Trade Control Order of Japan and administrative guidance prohibiting use of products or technology for design or manufacture of nuclear weapons, chemical weapons, biological weapons or missiles, or Export Administration Act and Regulations of the United States. The parties recognize and agree that products and technology delivered or transferred from one party to the other party may be subject to restrictions on export or reexport imposed by the United States Department of Commerce or the Ministry of International Trade and Industry of Japan.

16.      MISCELLANEOUS.

     16.1. Nonassignability. Except as specifically permitted by this Agreement, neither party may assign, transfer or sublicense any of the rights or obligations arising under this Agreement (including any affiliate or subsidiary of a party) other than to a successor to its entire business by reason of merger or sale of assets provided that the other party first receives written notice of any such proposed merger or sale of assets and the intended successor in interest of such proposed merger or sale of assets pursuant to such transaction acknowledges in writing to be bound by the terms and conditions of this Agreement, without the prior written consent of the other party, and any attempted assignment without such consent shall be void and without effect.

     16.2. Failure to Enforce. The failure of either party to enforce at any time or for any period of time the provisions of this Agreement shall not be construed to be a waiver of such provisions or of the right of such party to enforce each and every such provision.

     16.3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, United States of America, excluding its conflict of law provisions.

     16.4. Severability. In the event that any of the provisions of this Agreement shall be held by a court or other tribunal of competent jurisdiction to be unenforceable, the remaining portions of this Agreement shall remain in full force and effect.

     16.5. Notices. Any notice which any party desires or is obligated to give to the other shall be given in writing and sent to the appropriate address shown below or to such other address as the party to receive the notice may have last designated in writing in the manner herein provided. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effective (i) if personally delivered, at the time delivered by hand, (ii) if delivered by facsimile transmission, upon confirmation of transmission, (iii) if by courier, on the business day such courier guarantees delivery, and (iv) if delivered by U.S. Mail, seven (7) business days after deposit in the U.S. mail, postage prepaid, all properly addressed as follows:

                          Quantum Corporation
                          500 McCarthy Boulevard
                          Milpitas, CA 95035
                          Attention: Chief Executive Officer
                          facsimile: (408) 232-6798

                          Matsushita-Kotobuki Electronics
                          Industries, Ltd.
                          8-1 Furujin-Machi
                          Takamatsu-City, Kagawa 760, Japan
                          Attention: Takashi Honjo, President
                          facsimile: 011-81-(878) 511047


                          Quantum Peripherals (Europe) SA
                          Champs-Montants 16a
                          CH-2074 Marin-Epagnier
                          Neuchatel, Switzerland
                          Attention: Chief Executive Officer
                          facsimile: 011-41-32-753-5541

                          Ireland Kotobuki Electronics, Ltd.
                          Finnabair Industrial Park, Coe's Road
                          Dundalk, Co Louth
                          The Republic of Ireland
                          Attention: Managing Director

                          Kotobuki Electronics Industries (s) Pte. Ltd. 2 Corporation Road #02-01/12, #04-01/12
                          Corporation Place
                          Singapore  618494

     16.6. Entire Agreement. Except for the Purchase Agreement, an Inventory Storage Agreement between the parties effective December 8, 1993, a Revised Hydrodynamic Spindle Motor Proprietary Right and Manufacturing Agreement between the parties effective February 3, 1995, and a Limited Voice Messaging/Processing Industry Sales Agreement between the parties effective July 28, 1993, as well as any agreements between the parties regarding the establishment and operation of TA Diamond LLC (which may in future be known as Quantum-MKE Components LLC), and the supply of products manufactured by such entity, this Agreement and any attachments or exhibits hereto constitute the entire agreement among the parties pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties are expressly canceled. Any modifications of this Agreement must be in writing and signed by duly authorized officers of all parties.

     16.7. Force Majeure. In the event of any delay in performance or failure of performance of obligations under this Agreement by either party due to any causes arising from acts of God, war, mobilization, riot, strike, fire, earthquake, flood, embargo, delay of carrier, power failure or attributable to acts, events or omissions beyond the reasonable control of the party concerned, such delay or failure of performance shall not be deemed a default and the party so delayed or prevented shall be under no liability for loss or injury suffered by the other party. Nothing in this paragraph shall affect the right of either party to terminate this Agreement as otherwise provided herein.

     16.8. Limitation of Liability. IN NO EVENT AND UNDER NO CIRCUMSTANCES SHALL ANY PARTY UNDER THIS AGREEMENT BE LIABLE FOR ANY SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSS OF PROFITS OF THE OTHER PARTY OR PARTIES OR ANY EXPENDITURES, COSTS OR INVESTMENTS MADE OR INSURED BY THE OTHER PARTY OR PARTIES AS PROVIDED HEREIN.

     16.9. MEI. Quantum acknowledges that MKE is a subsidiary of MEI which is a manufacturer of products which may be competitive with the Products and that MEI and its subsidiaries other than MKE may now have or will have under development products which are competitive with the Products.

     16.10. Binding. This Agreement is not binding upon MEI, its subsidiaries, and their respective affiliates other than MKE and nothing herein shall be construed as a limitation upon the rights of MEI and its subsidiaries other than MKE to sell any products to any customers or potential customers therefor anywhere in the world, but nothing herein contained shall authorize the disclosure of Quantum's Technical Information to MEI and its subsidiaries other than MKE. Also, this Agreement does not apply to the design, manufacture or supply to or from TA Diamond LLC, of Products or Components to either party hereunder, which are addressed by separate agreement among the parties hereto and TA Diamond LLC.

     16.11. Agency. This Agreement does not create a principal to agent, employer to employee partnership, joint venture, or any other relationship except that of independent contractors between Quantum and MKE.

     16.12. Headings. Headings to Paragraphs and Sections of this Agreement are to facilitate reference only, do not form a part of this Agreement, and shall not in any way affect the interpretation hereof.

     16.13. Changes in Control. Prior to the occurrence of a change of control of either Quantum or MKE, i.e., a person or entity acquires more than fifty percent (50%) of the voting control of either

Quantum or MKE, the party likely to undergo such change of control will notify the other party and the parties will discuss the likely effect. [CONFIDENTIAL TREATMENT REQUESTED].

     16.14. Bankruptcy Code. All rights and licenses granted under or pursuant to this Agreement by one party to the other with respect to the Products or the Technical Products of the Technical Information are, and shall otherwise be deemed to be, for the purposes of Section 365(n) of the United States Bankruptcy Code, 11 U.S.C. Section 101, et seq. (the "Bankruptcy Code"), licenses of rights to "intellectual property" as defined under Section 101(56) of the Bankruptcy Code; provided it abides by the terms of this Agreement. The parties further agree that, in the event that any proceeding shall be instituted by or against a party seeking to adjudicate it bankrupt or insolvent or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy of insolvency or reorganization or relief of debtors, or seeking an entry or an order for relief of debtors, or seeking an entry or an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property, or such party shall take any action to authorize any of the foregoing actions (each a "Proceeding"), the other party shall have the right to retain and enforce its rights under this Agreement including, but not limited to the following rights, provided it abides by the terms of this Agreement: (i) the right to continue to use the Technical Information, all documentation and other supporting materials relater thereto and manufacture and sell Products and all versions and derivatives thereof; and
(ii) the right to complete access to, as appropriate, all Technical Information and Products and all embodiments of such to be provided under this Agreement, including documentation therefor, and the same, if not already in the non-bankrupt party's possession, shall be promptly delivered to such party: (a) upon any such commencement of a Proceeding upon written request therefor by such party, unless the bankrupt party elects to continue to perform all of its obligations under his Agreement; or (b) if not delivered under (a) above, upon the rejection of this Agreement by or on behalf of the bankrupt party upon written request therefor by the non-bankrupt party.

       IN WITNESS WHEREOF, the parties hereto here caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written. Notwithstanding such execution, this Agreement shall become effective only after obtaining required approval of the government of Japan.

                                          QUANTUM CORPORATION


                                          By: /s/ Michael Brown
                                              ----------------------------------
                                              Name: Michael Brown
                                              Title: President and CEO

                                          QUANTUM PERIPHERALS
                                          (EUROPE) SA


                                          By: /s/ Andrew Kryder
                                              ----------------------------------
                                              Name: Andrew Kryder
                                              Title:

                                          MATSUSHITA-KOTOBUKI
                                          ELECTRONICS INDUSTRIES, LTD.


                                          By: /s/ Takashi Hanjo
                                              ----------------------------------
                                              Name: Takashi Hanjo
                                              Title: President

                                          IRELAND KOTOBUKI
                                          ELECTRONICS INDUSTRIES, LTD.


                                          By: /s/ Yoshiyuiri Aono
                                              ----------------------------------
                                              Name: Yoshiyuiri Aono
                                              Title: Managing Director

                                          KOTOBUKI ELECTRONICS
                                          INDUSTRIES (S) PTE. LTD.

                                          By: /s/ Hironijo Sakioka
                                              ----------------------------------
                                              Name: Hironijo Sakioka
                                              Title: Managing Director

                      AMENDED AND RESTATED MASTER AGREEMENT